UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 17, 2003

HYPERTENSION DIAGNOSTICS, INC

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2915 Waters Road, Suite 108 Eagan, Minnesota		55121

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

ITEM 5. OTHER EVENTS.
ITEM 7. EXHIBITS.
SIGNATURE
EX-99.1 Press Release of March 17, 2003

Items 1, 2, 3, 4, 6, 8 and 9 are not applicable and therefore omitted.

ITEM 5. OTHER EVENTS.

     On March 17, 2003, Hypertension Diagnostics, Inc. (the “Company”) requested that its securities be withdrawn from The Nasdaq SmallCap Market as of the open of business on March 21, 2003. On March 17, 2003, the Company also notified the Nasdaq Listing Qualifications Hearings Department that the Company would not continue with its appeal of the Nasdaq Staff Determination that the Company’s securities be delisted from The Nasdaq SmallCap Market. The Company’s securities are eligible for immediate quotation on the OTC Bulletin Board. When quoted on the OTC Bulletin Board, the Company expects to retain its historical ticker symbols — “HDII” for the Company’s common stock and “HDIIZ” for the Company’s Redeemable Class B Warrant. In connection with this request, the Company issued a press release attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1     Press Release of March 17, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC

By	/s/ James S. Murphy Its Senior Vice President, Finance and Administration and Chief Financial Officer

Dated: March 17, 2003